PowerCold ComfortAir
~~Solutions, Inc.~~
A PowerCold® COMPANY

12345 Starkey Road, Suite A, Largo, FL 33773
Toll Free: 1-800-782-1225
Phone: 727.327.1778
Fax: 727.327.1887
Engineering License # 00009537
PE License #23443

ENERGY STAR PARTNER

October 4, 2003

Mr. Steve Sparks
Wingate Inn
2305 Catron Road
Bozeman, MT 59718

Re: Wingate Inn
Henderson NV

Dear Mr. Sparks,

Thank you for allowing PowerCold ComfortAir Solutions, Inc the opportunity to submit this quote for the chiller equipment package and its commissioning/warranty service.

PowerCold ComfortAir Solutions, Inc.; includes the following mechanical trades and PowerCold ComfortAir Solutions, Inc.'s hotel equipment package.

Mechanical Trades
HVAC Contractor, Materials and labor
Plumbing contractor, Materials and Labor
Fire sprinkler contractor, Materials and Labor

Engineering
Total Mechanical Engineering and complete gas powered Generator Engineering.

PowerCold ComfortAir Solutions Equipment Package

The design for the mechanical system for this project is protected under Patent #5.183.102. The following equipment will be provided by PowerCold ComfortAir Solutions, Inc. This includes the integrated Piping System license. Alternative equipment or suppliers will not be accepted.

The following is a list of equipment and items that will be supplied by PowerCold ComfortAir solutions, Inc. Once engineering phase is completed, approved and accepted, up-dates to the following will be adjusted to match approved engineering drawings.

Gas powered generator and its installation

Systems monitoring

Test and balance

Fan coils Four pipe units with cooling coil, heating coil, 3-speed fan with 115-volt motor, Insulated Drain Pan, Cooling Coil, 175 psig for connection to fire sprinkler system. Cooling performance based on 45 F EWT and 76 DB/63 WB EAT. Heating Coil shall be approved for use with potable water. Selection based on 140 F Entering Domestic Water Temperature and 70 F EAT. All ceiling fan coils to have extended drip lip under chilled water control valves.

Vertical fan coils to hang on wall (or sit on supports in closet made for unit). Return air in front of units, supply air from top, all 120 volt.

Condensate Overflow Protection
Shuts off fan coil if water is present in condensate overflow pipe. For each fan coil.

Valves (Control valves for all fan coils)
Heating 2-way, ½" flare fittings, removable actuator, 120 volt, .07 amps, Honeywell VU53F1024B with VU443E109.
Cooling 2-way, ½" flare fittings, removable actuator, 120 volt, .07 amps, Honeywell VU53F1024B with VU443E109.

Gen Set – As designed

Wall Mounted Thermostats 1 per fan coil) Digital programmable thermostat, automatic changeover, 120 VAC, degrees in Fahrenheit or Celsius. Honeywell model T6575C1001.

Heating Plants, includes water pumps
WH 1-4 DHW Water Heaters (5) Rheem/Ruud AdvantagePlus model HE119-199 (or Voyager SSV 199-119RA) Gas-fired, sealed-combustion, 199MBH input @ 95% efficient, 119 gal storage, 230 gal. per hour @ 100F rise each heater. ASME pressure relief valve, venting with 3" PVC/CPVC pipe, 208 volt, 3 PH, includes 2 pumps with variable flow.

Packaged Evaporatively Cooled Chiller Plant
Chiller- Evaporatively cooled with four individual refrigeration and chill water circuits for maximum redundancy. 208,60 Hz, 3 phase package comes pre-assembled on skid. GC to pour concrete slab to set chiller on (chiller start-up by PCS). All waterside components rated a 175 psig with #1 and #2 pump, variable speed control, air separator and expansion tank, provisions for air bleed and blow down, chill water temperature and pressure gauges, and factory insulated water piping.

Energy Recovery Units
ERU-1 Venmer HRV2000e air-air heat exchanger, 1800/1800 cfm supply/exhaust, 1.5 HP supply, 1.5 HP exhaust fans, factory roof curb, exhaust only defrost, 208/3/60.

Automatic Water Balancing Valves
Automatic Balancing Valves- Autoflow Valves by Flow Design, Inc. Valves provide constant flow over a 2-32 psid range.
Autocheck valves designed for full closure over 32 psid.
AB-H3/4- ¾" Automatic Balancing Valve Assemblies for DHW distribution (flow range from 2 to 4 gpm) with isolation valves, strainers with blowdown valve, 1" sweat inlet connection-1" sweat outlet.
AB-C3/4- ¾" Automatic Balancing Valve Assemblies for cooling distribution with flow reduction on line failure (flows 3.5, 5, 7 gpm) with isolation valves, strainers with blowdown valve, with Autocheck for supply configuration), 1" sweat inlet connection-1" sweat outlet, rated for 250 psig at 250 F.
H1/2-1/2" Automatic Balancing Valve for DHW recirculation for each riser.

Mixing Valves
Thermostatic mixing valves-¾" (max 12 gpm) or 1" (max 18 gpm), sweat fitting, Sparco Aquamix

Pool/Spa Heater
Water-water heat exchanger uses DHW to heat pool (60,000 Btuh), and spa (40,000 Btuh), includes 2 zone valves and actuators.

Equipment Provided	**Quantity–Per design Completion**
Chiller-A64FP	
Water Heaters-UCS WH-PL-5 (incl HW pumps)	
Fan Coil-UCS FC6V-HW	
Fan Coil-UCS FC8V-HW	
Fan Coil-UCS FC10V-HW	
Fan Coil-UCS FC12V-HW	

Fan Coil-UCS FC16V-HW
Fan Coil-UCS FC4P-41(R, 2L)
Fan Coil Grommets (4/fan coil)
Valve & actuator, UCS V.5-T-3.5FF w A-120-18-E act
Inverted flare couplings (4 spares)
Automatic Balancing valves-Chilled Water
Automatic Balancing valves-DHW supply
Automatic Balancing valves-DHW recirc
Thermostats-UCS TD4-AuC-CO
Condensate Overflow Protection
Constant Airflow Regulators-3", 30 cfm, w sleeve
CARs-4x8" box, grille, 3" takeoff, 30cfm regulator
CARs-3" (1@30 cfm)
CARs-4" (1@ 15cfm, 1@30 cfm)
CARs-6" (2@ 50 cfm, 1@120 cfm,4@ 150 cfm)
CARs-8" (1@120 cfm, 1 @200 cfm)
CARs-10" (1 @175 cfm, 9 @235 cfm, 2 @325 cfm)
Rooftop air-air Hx unit ERU3000e-E (guest room vent)
Pool rooftop air-air Hx unit ERU2400e-P
Interior air-air Hx unit ERU1200i-P
Air-air Hx unit ERU 1820e-P (meeting rooms)
Pool/Spa heater (water-water heat exchanger)
Mixing Valves-PCS MV.75-US
Mixing Valves-PCS MV1.00-US

If by errors or omission of the Engineering, equipment quantities will be guaranteed by PowerCold ComfortAir Solutions, Inc.

Commissioning, Warranty, Service Package

First Site Visit= After roughing in of the piping and ductwork, before sheet rock obscures the installation, the commissioning /warranty contractor will review the installation with the appropriate installing trades. Specifically the contractor will review that domestic hot water, sprinkler piping runs, ventilation ductwork, and associated electrical components like thermostats and sensors are properly roughed in.

Second Visit= As the fan coils installation begins, the commissioning/warranty contractor will verify that they are being piped properly, specifically that balancing valves, bleeder valves, strainers, and zone valves are in their proper locations and that chilled water is piped to the cooling coils and hot water is piped to the heating coils.

- Verify supply/return properly piped to fan coils
- Verify hot/chilled properly piped to fan coils
- Verify valves in with flow in proper direction
- Pipe labeling to and from fan coils
- Verify condensate drain piping installed correctly
- Verify all ductwork is installed properly
    - Supply ductwork
    - Return ductwork
    - Exhaust ductwork
    - Make up air ductwork
    - Filter rack

Start-up Testing And Commissioning= After the plumbing contractor has flushed the sprinkler/chilled water system and the domestic hot water systems for twenty-four hours each, and has cleaned all strainers, the PCS will commission the HVAC system.

- Chiller system start-up
- Heating plants installation review and verified working properly
- Fan coil installation review and verified working properly
- Provide and install clean filters
- Review air-air heat exchangers
- Complete punch list for the G.C.
- Sign off on HVAC system working properly

First Year Service= Bi-annual preventive maintenance for chiller, air-air heat exchangers, and water heaters.
Change filters every 3 months for the first year
Oil motors

First Year Warranty Service= The commissioning/warranty contractor will be the single point of contact of owner/staff.
For troubleshooting problems on an ongoing basis.
Coordinate with installing contractors on non-emergency items.

Cost for the above is: **$2,284,016.00**

Following is a breakdown of costs:

Equipment	$ 1,705,865.00
Labor	$ 444,011.00
Travel	$ 17,000.00
Materials	$ 10,000.00
Monitor	$ 73,140.00
Travel	$ 9,000.00
Industry out reach	$ 25,000.00

This also includes a site license to use the patented PowerCold ComfortAir Solutions, Inc (protected under US Patent # 5.813.102, and other patents pending).

Terms: To be negotiated at a later date.

1. Late Payment- A 2% per month interest charge will be levied on invoices not paid 30 days from time of shipment.
2. Shipment dates given in advance of actual shipment are estimates only. PowerCold ComfortAir Solutions, Inc shall not be liable for failure to perform or delay in performance resulting from fire, labor difficulties, transportation problems, delays in the usual source of supply or any other cause that is beyond its reasonable control.
3. The only warranties applying to equipment are those that are written and are specifically provided by the manufacturer.
4. Federal, state and local taxes or other local charges payable to state or local officials are not included in this quote.
5. Pricing for this agreement is in effect for 30 days from date of issue. Prices are subject to increase if agreement is not accepted with that time, or if customer requests shipment to be longer than 180 days from agreement date.

We look forward to working with you on this project.

Sincerely,

Robert Yoho
President

Please sign and fax to PowerCold ComfortAir Solutions, Inc (727-327-1887) if you accept the above terms.

By: ______________	By: PowerCold ComfortAir Solutions, Inc
Signature: [signature]	Signature: ______________
Name: [signature]	Name: Robert W. Yoho
Title: ______________	Title: President
Date: ______________	Date: ______________